Exhibit 99.1

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

FINANCIAL STATEMENTS

with

Independent Accountants’ Audit Report

December 31, 2014 and 2013

Table of Contents

		Page

INDEPENDENT ACCOUNTANTS’ AUDIT REPORT		1

FINANCIAL STATEMENTS
	EXHIBIT
Combined Balance Sheet	“A”	3

Combined Statement of Operations	“B”	4

Combined Statement of Changes in Retained Earnings	“C”	5

Combined Statement of Cash Flows	“D”	6

Notes to Financial Statements		8

INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

March 10, 2015

To the Board of Directors and Stockholders of

EnerPath International Holding Company

1758 Orange Tree Lane

Redlands, CA 92374

We have audited the accompanying statements of financial position of EnerPath International Holding Company and subsidiaries as of December 31, 2014 and 2013, and the related statements of activities and cash flows for the years then ended. The prior year information is presented for comparative purposes only and has been derived from the Company’s 2013 financial statements from our report dated March 14, 2014.

The accompanying Consolidated Financial Statements include the accounts of EnerPath International Holding Company and subsidiary corporations, after elimination of all material intercompany accounts, transactions, and profits.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amount and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes

9302 PITTSBURGH AVENUE, SUITE 200, RANCHO CUCAMONGA, CA 91730  •  909 980-6050

evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimate made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EnerPath International Holding Company and subsidiaries as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

FOX & STEPHENS, CPA’s, INC.

/s/ Fox & Stephens, CPA’s

Exhibit A

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

COMBINED BALANCE SHEET

DECEMBER 31, 2014 AND 2013

	2014	2013
CURRENT ASSETS
Cash	$709,131	$404,711
Accounts receivable	7,380,184	6,194,832
Deferred income taxes	935,993	1,048,013
Inventory	2,807,056	1,973,337
Other current assets	192,627	203,536
Total Current Assets	12,024,990	9,824,429
LONG-TERM ASSETS
Property, Plant and Equipment, net	182,033	309,083
Other assets, net	82,246	88,068
Total Long-term Assets	264,279	397,151
Total Assets	$12,289,270	$10,221,580
CURRENT LIABILITIES
Accounts payable	$5,110,656	$3,881,227
Line of credit	3,700,000	3,000,000
Accrued liabilities	929,020	825,084
Current portion of long-term debt	63,455	59,744
Total Current Liabilities	9,803,131	7,766,055
LONG-TERM LIABILITIES
Long-term debt - net	157,636	233,462
Total Long-Term Liabilities	157,636	233,462
STOCKHOLDERS’ EQUITY
Common stock	228,214	228,214
Retained earnings	2,112,789	2,006,349
Less: Treasury Stock	(12,500)	(12,500)
Total Stockholders’ Equity	2,328,503	2,222,063
Total Liabilities and Shareholders’ Equity	$12,289,270	$10,221,580

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

The accompanying notes are an integral part of the financial statements

Exhibit B

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

COMBINED STATEMENT OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014		2013
REVENUES	$40,624,565	100%	$27,482,603	100%
DIRECT COSTS	33,450,421	82	21,285,598	77
GROSS PROFIT	7,174,144	18	6,197,005	23
OPERATING EXPENSES
Sales	496,317	1	461,064	2
Marketing	92,345		130,506
Finance	756,590	2	701,041	3
General and Administrative	2,619,195	6	2,341,309	9
IT Operations	507,012	1	369,857	1
Operations Overhead	169,660		171,792	1
Software Development	2,117,544	5	1,684,653	6
Total Operating Expenses	6,758,663	17	5,860,222	21
INCOME (LOSS) FROM OPERATIONS	415,481	1	336,783	1
OTHER INCOME (EXPENSE)	(176,250)		(125,220)
INCOME (LOSS) BEFORE TAXES	239,231	1	211,563	1
PROVISION FOR INCOME TAXES
Current income tax	20,771		15,700
Deferred income tax	112,020		119,642
Change in California tax code			(343,330)	(1)
Total Provision for income taxes	132,791		(207,988)	(1)
NET INCOME (LOSS)	$106,440	—%	$419,551	2%

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

The accompanying notes are an integral part of the financial statements

Exhibit C

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

COMBINED STATEMENT OF CHANGES IN RETAINED EARNINGS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

BALANCE AT BEGINNING OF PERIOD	$2,006,349	$1,586,798

Net income (Loss)	106,440	419,551

BALANCE AT END OF PERIOD	$2,112,789	$2,006,349

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

The accompanying notes are an integral part of the financial statements

Exhibit D

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

COMBINED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (Loss)	$106,440	$419,551
Adjustments to reconcile net income to net cash provided by operations:
Gain (Loss) on disposal of assets	1,671	(2,000)
Depreciation and amortization	178,048	177,678
Decrease (increase) in:
Accounts receivable	(1,185,352)	(4,403,603)
Deferred income taxes	112,020	(174,300)
Inventory	(833,719)	(1,303,251)
Other current assets	10,909	(63,703)
Increase (decrease) in:
Accounts payable	1,229,429	2,689,512
Accrued liabilities	103,934	479,240
Net Cash Provided (Used) by Operating Activities	(276,620)	(2,180,876)
CASH FLOWS FROM INVESTING ACTIVITIES
Increase (decrease) in deposits	1,502	(7,582)
Purchase of fixed assets	(48,347)	(222,226)
Net Cash Provided (Used) by Investing Activities	(46,845)	(229,808)
CASH FLOWS FROM FINANCING ACTIVITIES
Stock options		173,377
Net borrowings on Line of Credit	700,000	2,050,211
Long-term debt borrowing		267,789
Long-term debt payments	(72,115)	(31,909)
Net Cash Provided (Used) by Financing Activities	627,885	2,459,468

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

The accompanying notes are an integral part of the financial statements

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

COMBINED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$304,420	$48,784

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	404,711	355,927

CASH AND CASH EQUIVALENTS - END OF YEAR	$709,131	$404,711

SUPPLEMENTAL DISCLOSURES
Cash paid for income taxes	$15,700	$3,662
Cash paid for interest	234,626	127,275

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

The accompanying notes are an integral part of the financial statements

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

1.                                      Nature of Operations

EnerPath International Holding Company (EPIHC) and its two wholly owned subsidiaries, EnerPath Services, Inc. (ESI) and EnerPath, Inc. (EP) are presented as combined financial statements. All of the companies share common management, and general and administrative expenses with corporate offices in Redlands, California, Cambridge, Massachusetts, Rochester, New York, Nanuet, New Jersey and Knoxville, Tennessee. EPIHC is incorporated in Delaware.

EnerPath Services, Inc. provides energy efficiency (EE) upgrades through sponsored programs that reduce energy costs for commercial businesses and residential customers. ESI utilizes survey tools developed by EP to conduct energy efficiency surveys and identify opportunities for installation of EE equipment, retrofits and upgrades. Upon customer acceptance of recommendations, ESI then subcontracts energy equipment installation and manages all quality assurance of the project from beginning to end to assure accurate realization of energy savings and projected cost reductions for customers. ESI specializes in EE equipment and programs in the areas of lighting, lighting controls, HVAC, pumps & motors, refrigeration, water, gas and other EE improvements for utility companies, commercial, industrial, institutional, hospitality, government and retail markets throughout the United States. ESI is expanding its business in the public utility market place by developing and managing energy efficiency programs for business and residential customers. The two largest customers accounted for 43% and 38% of sales in 2014 and 59% and 27% of sales in 2013.

EnerPath, Inc. develops software and manages customized customer dashboards with a focus in the energy services and public utility market place. EP provides energy survey, subcontractor and quality verification tools to manage the entire work flow for ESI and other clients. EP licenses software which is oriented to all types of energy consuming assets found in buildings for both commercial and residential customers. It also provides a proven platform for public utilities to track many of their customer incentives and rebate programs, which currently includes a refrigerator recycling program. The largest customer accounted for 55% of sales in 2014 and 43% of sales in 2013.

2.                                   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.                                   Date of Management’s Review

In preparing the financial statements, management has evaluated events and transactions for potential recognition or disclosure through March 10, 2015, the date these financial statements were available to be issued.

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

4.                                      Summary of Significant Accounting Policies

A.             Revenue and Cost Recognition

Costs of revenues earned include all direct material and subcontractor costs and those indirect costs related to contract performance, such as supplies, repairs, and depreciation costs. Operating costs are charged to expense as incurred. Changes in job performance, job conditions, estimated profitability and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

B.             Inventories

Inventories are reported at the lower of cost or market using the first-in, first-out method.

C.             Property and Equipment

Depreciation and amortization is provided on the straight-line and declining-balance methods over the estimated useful lives of the assets.

D.             Income Taxes

Accelerated and straight-line depreciation is used for tax reporting and financial statement reporting.

E.              Uncertain Tax Positions

In accordance with FASB ASC 740-10, the Company holds uncertain tax positions in the form of unrecognized tax benefits. Included in the accompanying Balance Sheets at December 31, 2014, are deferred tax assets of $935,993, representing tax loss and credit carry forwards. Realization of that asset is dependent on the Company’s ability to generate future taxable income.

Management believes that it is more likely than not the forecasted taxable income will be sufficient to utilize the tax carry forward before their expiration to fully recover the asset. However, there can be no assurance that the company will meet it’s expectations of future income. As a result, the amount of the deferred tax assets considered realizable could be reduced in the near term if estimates of future taxable income are reduced. Such an occurrence could materially adversely affect the Company’s results of operations and financial condition.

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

5.                                      Property, Plant and Equipment

Property, Plant and Equipment consists of the following:

	2014	2013
Equipment	$610,227	$599,636
Software	181,115	181,115
Leasehold improvements	63,821	54,848
Trucks and autos	205,199	224,367
Furniture and fixtures	117,359	94,504
	1,177,721	1,154,470

Less: Accumulated depreciation	995,688	845,387
Total Property, Plant and Equipment	$182,033	$309,083

Other assets include organizational costs of $64,769, net of accumulated amortization of $23,595 for 2014 and $19,275 for 2013.

6.                                      Line of Credit

ESI has a line of credit with New Resource Bank which matures August 20, 2015. It has a credit limit of $4,000,000 and bears interest at Prime (currently 3.25 percent) plus 2.5 percent with a minimum rate of 5.75 percent. It is secured by all of ESI’s assets and has interest only monthly payments. As of December 31, 2014, the total outstanding loan amount was $3,700,000. The Line of Credit contains covenants relating to maintaining quarterly income and cash flow requirements. ESI was in compliance with all covenants as of December 31, 2014.

7.                                      Accrued Liabilities

Accrued liabilities consisted of the following:

	2014	2013
Accrued compensation	$590,747	$693,137
Income taxes	16,132	13,300
Other	322,141	118,647
	$929,020	$825,084

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

8.                                      Long-term Debt

Long-term debt at December 31, 2014 and 2013 were as follows:

	2014	2013

Auto and equipment loans and leases
Interest rates: ranging from 0.0% to 9.32%
Monthly payments: ranging from $385 to $1,478
Total principal:	$145,359	$199,871

Loan from Shareholders
Interest rate: 10%
Monthly payments: $978.94
Total Principle:	75,732	93,335

Less: current portion	63,455	59,744

Total Long-term Debt	$157,636	$233,462

Principal repayments due in the next five years are as follows:

2015	63,455
2016	56,129
2017	46,062
2018	55,445

9.                                      Operating Leases

ESI and EP lease its premises in Redlands, Cambridge, Rochester, Nanuet and Knoxville under monthly or yearly operating leases. All of the leases offer renewals at the end of each term. The total monthly lease payments are as follows:

Redlands	$7,332
Cambridge	6,388
Rochester	4,537
Nanuet	3,360
Knoxville	800

Total lease payments for ESI and EP in 2014 and 2013 were $290,872 and $203,968, respectively.

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

10.                               Income Taxes

The deferred income tax asset consists of the following:

	2014	2013

Federal deferred tax	$517,451	$600,457
New York deferred tax	85,709	104,226
California deferred tax	332,833	343,330

Total Deferred income taxes	$935,993	$1,048,013

The provision for taxes on income consists of the following:

	2014	2013
Current:
State income tax	$20,771	$15,700
	20,771	15,700
Deferred:
Federal income tax	83,006	85,354
State income tax	29,014	34,288
	112,020	119,642
Other provisions:
Change in California tax code		(343,330)
		(343,330)

Total provision for income taxes	$132,791	$(207,988)

The statutory Federal tax rate on pretax income differs from the actual rate because of the effect of graduated tax rates, book to tax depreciation differences, certain expenses not being deductible for tax purposes and state income taxes. The Deferred tax asset consists of a federal net operating loss carry forward of $1,521,920, a California net operating loss carry forward of $3,765,075 and a New York net operating loss carry forward of $1,207,169. If not utilized, they will expire in 2033.

11.                               Related Party Transactions

During the year ended December 31, 2014, ESI loaned related company, EP a net total of $5,176,764. Also during the year, EPIHC loaned related company ESI a net total of $85,668. Both of these loans were eliminated in the combination of the financial statements.

During the year ended December 31, 2013, the company borrowed $100,000 from shareholders. The term of the loan is five years with an interest rate of 10%. Total interest ESI paid on this loan was $8,814 in 2014 and $4,104 in 2013.

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

ENERPATH INTERNATIONAL HOLDING COMPANY

AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

12.                               Concentration of Credit Risk

At December 31, 2014, New York State Electric and Gas owed ESI $1,929,978 and Los Angeles Department of Water and Power owed ESI $3,487,487. These receivables were paid subsequent to year end.

The Company maintains its cash deposits in accounts at New Resource Bank which, at times during the year may exceed the federally insured limits. The balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per financial institution.

13.                               Employee Benefit Plan

EnerPath Services, Inc. and EnerPath, Inc. have adopted a 401(k) Profit Sharing Plan which covers all employees. Employer contributions are currently 100% for up to 3% of employee contributions and 50% up to a maximum of 5% percent of eligible salary contributions. Total employer contributions to this plan for the years ended December 31, 2014 and 2013 were $119,146 and $93,760, respectively.

14.                               Stock Option Plan

The Company’s 2009 Stock Option Plan (the Plan), which is shareholder-approved, permits the granting of share options and shares to its employees for up to 45,001 shares of common stock. The company believes that such awards better align the interests of its employees with those of its shareholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those options generally vest over four years. Certain option and share awards provide for accelerated vesting at the discretion of the plan administrator, as defined in the Plan.

A summary of the option activity under the Plan as of December 31, 2014, and changes during the year then ended is presented below:

Options	Shares

Outstanding at January 1, 2014	14,664
Granted	1,500
Forfeited or expired	(3,401)
Exercised	—

Outstanding at December 31, 2014	12,763

Exercisable at December 31, 2014	12,763

SEE INDEPENDENT ACCOUNTANTS’ AUDIT REPORT